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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 11, 2004

                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-12305                04-3331237
      --------                      --------               ----------
(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                File Number)             Identification No.)

                 ONE FIRSTFED PARK, Swansea, Massachusetts 02777
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:         (508) 679-8181

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

        (a)   Not Applicable.
        (b)   Not Applicable.
        (c)   The following Exhibit is included with this Report:

        Exhibit No.       Description
        -----------       -----------
        99.1              Notice sent to directors and executive officers of
                          FIRSTFED AMERICA BANCORP, INC. on May 11, 2004

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
         -------------------------------------------------------------------
PLANS.
-----

     This Form 8-K is being filed to comply with the Securities and Exchange Commission requirement that notice of a covered blackout period under the Employer Stock Fund of the First Federal Savings Bank of America 401(k) Savings Plan be given to our directors and executive officers and also be furnished to the Securities and Exchange Commission under cover of Form 8-K. The notice, which is being sent to those persons on May 11, 2004, updates the notice previously filed on March 12, 2004 by extending the covered blackout period until the week of May 30, 2004. The notice is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRSTFED AMERICA BANCORP, INC.




Date: May 11, 2004                  By:/s/ Edward A. Hjerpe, III
                                       -----------------------------------------
                                       Edward A. Hjerpe, III
                                       Executive Vice President, Chief Operating
                                       Officer and Chief Financial Officer

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                                EXHIBIT INDEX


Exhibit 99.1      Notice, dated May 11, 2004.